UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 20, 2007
SILICON IMAGE, INC.

(Exact name of Registrant as Specified in its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

000-26887	77-0396307

(Commission File Number)	(IRS Employer Identification No.)

1060 East Arques Ave., Sunnyvale, CA	94085

(Address of Principal Executive Offices)	(Zip Code)
(408) 616-4000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(c). APPOINTMENT OF CERTAIN OFFICERS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
Exhibit List
EXHIBIT 10.01
EXHIBIT 99.01

ITEM 5.02(c). APPOINTMENT OF CERTAIN OFFICERS.
     Paul Dal Santo, age 57, was appointed as Chief Operating Officer of the Registrant, effective August 20, 2007. The Registrant has entered into an employment offer letter with Mr. Dal Santo for the position of Chief Operating Officer. The offer letter sets forth the terms of Mr. Dal Santo’s employment with the Registrant, including an annual base salary of $350,000 and participation in the Registrant’s health, insurance and employee benefit plans. Under the terms of the offer letter, Mr. Dal Santo is to receive a bonus for the 2007 fiscal year which shall be equal to the greater of (i) 45% of his annual base salary, prorated for the portion of fiscal year 2007 during which Mr. Dal Santo is employed by the Registrant and (ii) the bonus amount payable under the Registrant’s 2007 Employee Bonus Plan to Mr. Dal Santo as Chief Operating Officer, prorated for the portion of fiscal year 2007 during which Mr. Dal Santo is employed by the Registrant. In addition, Mr. Dal Santo is to receive a stock option to purchase 200,000 shares of the Registrant’s common stock with the grant date to be the fifteenth day of the calendar month following Mr. Dal Santo’s commencement of employment with the Registrant. The option will have an exercise price equal to the closing price of the common stock on the date of grant and will vest with respect to one fourth (1/4) of the total number of shares on the one year anniversary date of the date of grant, and thereafter, on the fifteenth day of each succeeding month, the option shall become vested and exercisable with respect to an additional one forty-eighth (1/48) of the total number of shares until such time as the option is vested and exercisable with respect to all of the shares.
     Mr. Dal Santo’s offer letter also provides for a $100,000 bonus payable following commencement of his employment with the Registrant and a $100,000 relocation allowance payable following commencement of his employment with the Registrant, provided that he relocates to the San Francisco Bay Area within six months after commencing employment with the Registrant. These bonuses are repayable to the Registrant in the event that Mr. Dal Santo voluntarily terminates his employment or is terminated for cause prior to the first anniversary of his commencement date.
     Prior to joining the Registrant, Mr. Dal Santo was Vice President and General Manager of the Handheld Products Division of Advanced Micro Devices, Inc. from November 2004 through August 2007. Through July 2003, Mr. Dal Santo spent over ten years at Motorola Inc., holding a variety of management positions, including Vice President/Director, GSM Technology Development from January 2002 through July 2003, Vice President, Cellular Products Development from April 1997 through December 2001 and Product Manager, European Division from May 1993 through March 1997.
     A copy of the employment offer letter with Mr. Dal Santo is filed herewith as Exhibit 10.01
     A copy of the press release announcing the appointment of Mr. Dal Santo is filed herewith as Exhibit 99.1.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit No.	Exhibit Title

10.01	Employment offer letter with Paul Dal Santo dated July 23, 2007.

99.01	Press Release dated August 10, 2007 announcing the appointment by the Registrant of Paul Dal Santo as Chief Operating Officer.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2007	SILICON IMAGE, INC.
	By:	/s/ Edward Lopez
Edward Lopez
Chief Legal Officer

Exhibit List

Exhibit No.	Exhibit Title

10.01	Employment offer letter with Paul Dal Santo dated July 23, 2007.

99.01	Press Release dated August 10, 2007 announcing the appointment by the Registrant of Paul Dal Santo as Chief Operating Officer.